UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 23, 2007
PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	000-27234 (Commission File Number)	94-3007502 (I.R.S. Employer Identification No.)
5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On April 23, 2007, Photon Dynamics, Inc. (the “Company”) issued a press release, filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing that the Company has formed a new venture, named Salvador Systems LLC, with Salvador Imaging, Inc., an international supplier of high-performance digital cameras.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
Certain statements contained in the press release are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations on the date of the press release and involve a number of uncertainties and risks. These uncertainties and risks include, but are not limited to: the ability of Salvador Systems LLC to develop and successfully market its products; the ability to develop volume manufacturing capabilities for Salvador Systems LLC’s products; and the other risks detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended December 31, 2006 and its Form 10-K for the fiscal year ended September 30, 2006. The Company undertakes no duty to update the announcement to reflect events occurring after the date of the release.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) EXHIBITS

Number	Description
99.1	Press Release dated April 23, 2007, entitled “Photon Dynamics and Salvador Imaging Join Forces to Serve Military, Security, and Industrial Low Light Imaging Markets”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Photon Dynamics, Inc.
Dated: April 25, 2007	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated April 23, 2007, entitled “Photon Dynamics and Salvador Imaging Join Forces to Serve Military, Security, and Industrial Low Light Imaging Markets”